U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 30, 2006

Commission File No. 333-118859

PACIFIC COAST NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

State of Organization	IRS Employer Identification
California	61-145-3556

905 Calle Amanecer, Suite 100
San Clemente, California 92673

Registrant’s telephone number: (949) 361-4300

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2006, Pacific Coast National Bancorp (the "Company") (OTC:PCST.OB) issued a press release announcing that it had filed its amended Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, to reflect a restatement of its financial statements for the three and six month periods ended June 30, 2006. A copy of the press release, dated October 30, 2006, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein in its entirety.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits. The following exhibit is filed herewith:

99.1 Press release, dated October 30, 2006, titled “Pacific Coast National Bancorp  Restates Second Quarter 2006 Financial Statements to Correct Treatment of Stock-Based  Compensation".

The exhibit is furnished with this Current Report on Form 8-K and will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast National Bancorp

By:	/s/ Michael Hahn
Michael Hahn
President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 30, 2006, titled “Pacific Coast National Bancorp Restates Second Quarter 2006 Financial Statements to Correct Treatment of Stock-Based Compensation".